UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

Eagle Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36306	20-8179278
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 326-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EGRX	The Nasdaq Stock Market LLC(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

(1)	On October 1, 2024, Eagle Pharmaceuticals, Inc. received a notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel had determined to delist the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), from Nasdaq. Trading in the Common Stock on Nasdaq was suspended effective October 3, 2024. The Common Stock began trading on the OTC Expert Market on October 4, 2024 under the symbol “EGRX.”

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 15, 2024, Eagle Pharmaceuticals, Inc. (the “Company”) notified The Nasdaq Stock Market, LLC (“Nasdaq”) of its intent to file its own Form 25 (Notification of Removal of Listing) with the U.S. Securities and Exchange Commission (the “SEC”) to complete the previously disclosed process to delist the Company’s common stock, par value $0.001 per share (the “Common Stock”), from the Nasdaq Global Market in advance of Nasdaq’s anticipated filing of a Form 25 with the SEC.

As previously disclosed, the Common Stock was suspended from trading on Nasdaq as of October 3, 2024, pursuant to a final delisting notice sent to the Company by the Listing Qualifications Department of Nasdaq due to the Company’s inability to regain compliance with Nasdaq Listing Rule 5250(c)(1). The Common Stock has been trading on the OTC Expert Market since October 4, 2024 in connection with its suspension from trading on Nasdaq. The Company currently anticipates that it will file its own Form 25 with the SEC on or after November 25, 2024, which would complete the process for delisting its Common Stock from Nasdaq when the Form 25 becomes effective no earlier than ten days thereafter. The Form 25 would also serve to deregister the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, effective 90 days thereafter, which would reduce certain SEC reporting obligations.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities law. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “could,” “may,” “intend,” “remain,” “regain,” “maintain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “seek,” “continue,” “goal,” “estimate,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements with respect to the Company’s plans with respect to the delisting and deregistration of its Common Stock and the timing thereof. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, which could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the completion of the review and preparation of the Company’s financial information and internal control over financial reporting and disclosure controls and procedures and the timing thereof; the discovery of additional information; further delays in the Company’s financial reporting, including as a result of unanticipated factors; the Company’s ability to obtain resolution with respect to the events of default under its Third Amended and Restated Credit Agreement, as amended; the Company's ability to obtain financing and the timing and potential terms thereof; whether the objectives of the Company’s review of potential financing and other alternatives will be achieved, the terms, structure, benefits and costs of any arrangement or transaction resulting therefrom, and whether any transaction will be consummated at all; the extent to which the rights under the Company’s stockholder rights agreement become exercisable, if at all; the risk that the Company’s review of potential financing and other alternatives and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other relationships and on its operating results and business generally; the risk that the Company’s review of potential financing and other alternatives could divert the attention and time of the Company’s management; the costs resulting from the review of potential financing and other alternatives; the risk of the Company potentially seeking protection under bankruptcy laws; the possibility that the Company will be unable to re-list its common stock on the Nasdaq or another exchange and, if re-listed, the possibility that the Company thereafter will be unable to comply with the listing rules of such exchange; the limitations on trading of the Company’s common stock related to the Company’s trading on the OTC Expert Market; the impact on the price of the Company’s common stock and the Company’s reputation; the Company’s ability to remediate material weaknesses in its internal control over financial reporting; the Company’s ability to recruit and hire a new Chief Executive Officer and retain key personnel; the ability of the Company to realize the anticipated benefits of its plan designed to improve operational efficiencies and realign its sales and marketing expenditures and the impacts thereof; the Company’s reliance on third parties to manufacture commercial supplies of its products and clinical supplies of its product candidates; the impacts of geopolitical factors such as the conflicts between Russia and Ukraine and Hamas, Iran and Israel; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates and successful compliance with Federal Drug Administration, European Medicines Agency and other governmental regulations applicable to product approvals; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether the Company can successfully market and commercialize its products; the success of the Company's relationships with its partners; the outcome of litigation and other legal proceedings and the risk of additional litigation and legal proceedings, including with respect to the matters referenced herein; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and competition from generic entrants into the market; unexpected safety or efficacy data observed during clinical trials; clinical trial site activation or enrollment rates that are lower than expected; the risks inherent in drug development and in conducting clinical trials; risks inherent in estimates or judgments relating to the Company’s critical accounting policies, or any of the Company’s estimates or projections, which may prove to be inaccurate; unanticipated factors in addition to the foregoing that may impact the Company’s financial and business projections and may cause the Company’s actual results and outcomes to materially differ from its estimates and projections; and those risks and uncertainties identified in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, filed with the SEC on May 9, 2023, and for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023, and its subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this current report on Form 8-K speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE PHARMACEUTICALS, INC.

Dated: November 15, 2024	By:	/s/ Michael Graves
Michael Graves
Interim Principal Executive Officer